Accrued Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Payables and Accruals [Abstract]
Audit, legal, contingency and other general expenses	$ 101,130	$ 81,999
Voyage and vessel expenses	38,921	32,596
Interest including interest rate swaps	26,111	22,414
Payroll and benefits	10,378	9,270
Income and other tax payable	11,147	4,002
Total accrued liabilities	$ 187,687	$ 150,281